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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): OCTOBER 29, 1999



                            EXCEL LEGACY CORPORATION
             (Exact name of Registrant as specified in its charter)




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
            DELAWARE                         0-23503                      33-0781747
  (State or Other Jurisdiction      (Commission File Number)     (I.R.S. Employer Identification No.)
       of Incorporation)

16955 VIA DEL CAMPO, SUITE 100
     SAN DIEGO, CALIFORNIA                                                    92127
(Address of Principal Executive Offices)                                   (Zip Code)
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       Registrant's telephone number, including area code: (858) 675-9400

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        This Current Report on Form 8-K is filed by Excel Legacy Corporation, a
Delaware corporation (the "Company"), in connection with the matters described herein.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On October 29, 1999, the Company closed the sale of substantially all of the assets of Millennia Car Wash, LLC, a majority owned subsidiary of the Company ("Millennia"), to American Wash Services, Inc. ("AWS") pursuant to a Real Estate and Asset Purchase Agreement, dated March 23, 1999 (as amended, the "Asset Purchase Agreement"), in consideration for 3,500,000 shares of common stock of the parent of AWS, Mace Security International, Inc. ("Mace"), a warrant to acquire an additional 62,500 shares of Mace common stock at an exercise price of $4.00 per share, and the assumption by AWS of certain liabilities of Millennia. The common stock of Mace is traded on the Nasdaq National Market under the symbol "MACE."

        Millennia is a full-service car wash company which owns or leases 19 car wash properties in and around Phoenix, Arizona and San Antonio, Texas. In assessing the disposition of Millennia, the Company considered, among other factors, the consideration negotiated with AWS and Mace, the relationship of Millennia's business to the principal focus of the Company, the competition in the car wash market, and the location of Millennia's properties. The Company also assessed the potential expenses associated with owning, operating and leasing the car wash properties in the future, including, among other factors, estimated maintenance expenses, capital improvements, expenses associated with possible redevelopment and other operating expenses.

        The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the Asset Purchase Agreement and Amendment No. 1 thereto, copies of which were filed as Exhibits 10.1 and 10.2, respectively, to the Company's Current Report on Form 8-K filed with the Commission on June 16, 1999, and are incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)   Financial Statements of Business Acquired.

        Not applicable.

        (b)   Pro Forma Financial Information.

        Pro Forma Condensed Consolidated Balance Sheet of Excel Legacy Corporation and Subsidiaries as of September 30, 1999, and Pro Forma Condensed Consolidated Statements of Income of Excel Legacy Corporation and Subsidiaries for the twelve months ended December 31, 1998 and for the nine months ended September 30, 1999.

        (c)   Exhibits. The following exhibits are filed as part of this report:

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
              10.1 Real Estate and Asset Purchase Agreement, dated March 23, 1999, by and among American Wash Services, Inc., Millennia Car Wash, LLC, Excel Legacy Corporation and G II Ventures, Inc. (incorporated by reference to the Company's Current Report on Form 8-K (File No. 0-23503) filed with the Commission on June 16, 1999).

              10.2 Amendment No. 1 to Real Estate and Asset Purchase Agreement, dated March 30, 1999, by and among American Wash Services, Inc., Millennia Car Wash, LLC, Excel Legacy Corporation and G II Ventures, Inc.
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                           (incorporated by reference to the Company's Current
                           Report on Form 8-K (File No. 0-23503) filed with the Commission on June 16, 1999).

      99.01 Pro Forma Condensed Consolidated Balance Sheet of Excel Legacy Corporation and Subsidiaries as of September 30, 1999.

      99.02 Pro Forma Condensed Statements of Income of Excel Legacy Corporation and Subsidiaries for the twelve months ended December 31, 1998 and for the nine months ended September 30, 1999.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        Date: November 15, 1999            Excel Legacy Corporation


                                           By:   /s/ RICHARD B. MUIR
                                              ----------------------------------
                                              Richard B. Muir
                                              Executive Vice President and
                                              Secretary



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                                  EXHIBIT INDEX

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        Exhibit
        Number     Description
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

        10.1 Real Estate and Asset Purchase Agreement, dated March 23, 1999, by and among American Wash Services, Inc., Millennia Car Wash, LLC, Excel Legacy Corporation and G II Ventures, Inc. (incorporated by reference to the Company's Current Report on Form 8-K (File No. 0-23503) filed with the Commission on June 16, 1999).

        10.2 Amendment No. 1 to Real Estate and Asset Purchase Agreement, dated March 30, 1999, by and among American Wash Services, Inc., Millennia Car Wash, LLC, Excel Legacy Corporation and G II Ventures, Inc. (incorporated by reference to the Company's Current Report on Form 8-K (File No. 0-23503) filed with the Commission on June 16, 1999).

        99.01 Pro Forma Condensed Consolidated Balance Sheet of Excel Legacy Corporation and Subsidiaries as of September 30, 1999.

        99.02 Pro Forma Condensed Consolidated Statements of Income of Excel Legacy Corporation and Subsidiaries for the twelve months ended December 31, 1998 and for the nine months ended September 30, 1999.
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